Rule 497(e)
                                      Registration Nos. 333-174332 and 811-22559



                    FIRST TRUST ENHANCED SHORT MATURITY ETF
                                  (the "Fund")

                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 1, 2016
                                      AND
            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2016,
                  AS PREVIOUSLY SUPPLEMENTED ON AUGUST 2, 2016

                            DATED NOVEMBER 22, 2016

      1. Notwithstanding anything to the contrary in the Fund's prospectus, footnote number three to the table in the section entitled "Summary Information
- Fees and Expenses of the Fund" is replaced in its entirety with the following:

            (3) Pursuant to a contractual agreement, First Trust Advisors L.P., the Fund's investment advisor has agreed to waive management fees of 0.10% of average daily net assets until March 1, 2017 and, pursuant to a separate contractual agreement, to waive an additional 0.10% of average daily net assets until March 1, 2017. One or both of these waiver agreements may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after March 1, 2017.

      2. Notwithstanding anything to the contrary in the Fund's prospectus, the second paragraph of the section entitled "Management of the Fund - Management Fee" is deleted in its entirety and replaced with the following:

            The Fund pays First Trust an annual management fee equal to 0.45% of its average daily net assets. Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.10% of average daily net assets until March 1, 2017 and, pursuant to a separate contractual agreement, to waive an additional 0.10% of average daily net assets until March 1, 2017. One or both of these waiver agreements may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after March 1, 2017. First Trust has committed to the fee waivers to respond to the current low interest rate environment and expects that one or both of the fee waivers will be appropriate until long term yields increase. First Trust anticipates that if the trailing average 30-day yield of the current one year U.S. Treasury Bond exceeds 1.50% before March 1, 2017, one or both of the fee waivers may not be continued past March 1, 2017. Pursuant to a contractual


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            agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the portion of the management fees earned by First Trust from the Fund for assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Board or (ii) upon the termination of the Fund's management agreement with First Trust, however, it is expected to remain in place for no less than one year from the date of this prospectus.

      2. Notwithstanding anything to the contrary in the Fund's statement of additional information, the fifth paragraph of the section entitled "Management of the Fund - Investment Advisor" is deleted in its entirety and replaced with the following:

            Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust, the management fees paid to First Trust will be reduced by the portion of the management fees earned by First Trust from the Fund for assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Board or (ii) upon the termination of the Fund's management agreement with First Trust, however, it is expected to remain in place for no less than one year from the date of this SAI. Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.10% of average daily net assets until March 1, 2017 and, pursuant to a separate contractual agreement, to waive an additional 0.10% of average daily net assets until March 1, 2017. One or both of these waiver agreements may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after March 1, 2017. First Trust has committed to the fee waivers to respond to the current low interest rate environment and expects that one or both of the fee waivers will be appropriate until long term yields increase. First Trust anticipates that if the trailing average 30-day yield of the current one year U.S. Treasury Bond exceeds 1.50% before March 1, 2017, one or both of the fee waivers may not be continued past March 1, 2017.

          PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE